EXHIBIT 99.B(N)(1)(A)(ii)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

for

ING INVESTORS TRUST

Classes
Series	Adviser	Institutional	Service	Service 2
ING American Funds Asset Allocation Portfolio	No class designation
ING American Funds Bond Portfolio	No class designation
ING American Funds Growth Portfolio	No class designation
ING American Funds Growth-Income Portfolio	No class designation
ING American Funds International Portfolio	No class designation
ING American Funds World Allocation Portfolio	No class designation
ING Artio Foreign Portfolio	X	X	X	X
ING BlackRock Inflation Protected Bond Portfolio	X	X	X	N/A
ING BlackRock Large Cap Growth Portfolio	X	X	X	X
ING BlackRock Large Cap Value Portfolio	X	X	X	X
ING Clarion Global Real Estate Portfolio	X	X	X	X
ING Clarion Real Estate Portfolio	X	X	X	X
ING DFA Global All Equity Portfolio	X	X	X	N/A
ING DFA Global Allocation Portfolio	X	X	X	N/A
ING FMRSM Diversified Mid Cap Portfolio	X	X	X	X
ING Franklin Income Portfolio	X	X	X	X
ING Franklin Mutual Shares Portfolio	X	X	X	N/A
ING Franklin Templeton Founding Strategy Portfolio	X	X	X	N/A
ING Global Resources Portfolio	X	X	X	X
ING Goldman Sachs Commodity Strategy Portfolio	X	X	X	X
ING Janus Contrarian Portfolio	X	X	X	X
ING JPMorgan Emerging Markets Equity Portfolio	X	X	X	X
ING JPMorgan Small Cap Core Equity Portfolio	X	X	X	X
ING Limited Maturity Bond Portfolio	X	X	X	X
ING Liquid Assets Portfolio	N/A	X	X	X
ING Lord Abbett Growth and Income Portfolio	X	X	X	X
ING Marsico Growth Portfolio	X	X	X	X
ING Marsico International Opportunities Portfolio	X	X	X	X
ING MFS Total Return Portfolio	X	X	X	X
ING MFS Utilities Portfolio	X	X	X	X
ING Morgan Stanley Global Franchise Portfolio	X	X	X	X

Classes
Series	Adviser	Institutional	Service	Service 2
ING Morgan Stanley Global Tactical Asset Allocation Portfolio	X	N/A	X	N/A
ING Oppenheimer Active Allocation Portfolio	N/A	N/A	X	N/A
ING PIMCO High Yield Portfolio	X	X	X	X
ING PIMCO Total Return Bond Portfolio	X	X	X	X
ING Pioneer Equity Income Portfolio	X	X	X	X
ING Pioneer Fund Portfolio	X	X	X	X
ING Pioneer Mid Cap Value Portfolio	X	X	X	X
ING Retirement Conservative Portfolio	X	X	N/A	N/A
ING Retirement Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Portfolio	X	X	N/A	N/A
ING T. Rowe Price Capital Appreciation Portfolio	X	X	X	X
ING T. Rowe Price Equity Income Portfolio	X	X	X	X
ING Templeton Global Growth Portfolio	X	X	X	X
ING U.S. Stock Index Portfolio	X	X	X	X
ING Van Kampen Growth and Income Portfolio	X	X	X	X
ING Wells Fargo Health Care Portfolio	X	X	X	X
ING Wells Fargo Omega Growth Portfolio	X	X	X	X
ING Wells Fargo Small Cap Disciplined Portfolio	X	X	X	X

Date Last Approved:  January 7, 2010

Date Last Amended:  April 30, 2010